UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Four Oaks Fincorp, Inc.
(Name of Registrant as Specified In Its Charter)

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Four Oaks Fincorp, Inc.

September 25, 2014

Dear Shareholder:

Accompanying this letter is the Notice of Special Meeting, Proxy Statement, and proxy card for Four Oaks Fincorp, Inc.’s Special Meeting of Shareholders to be held on October 27, 2014. Whether or not you plan to attend the meeting in person, please use the directions on your proxy card to promptly vote by one of the following methods: (1) by telephone, by calling the toll-free telephone number printed on the enclosed proxy card; (2) over the Internet, by accessing the website address printed on the enclosed proxy card; or (3) by marking, dating and signing the enclosed proxy card and returning it in the accompanying postage-paid envelope. If you do attend the Special Meeting, you can revoke your proxy and vote in person.

The Special Meeting will begin at 7:00 p.m., local time, on Monday, October 27, 2014, in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina. At the Special Meeting, our shareholders will vote to approve an amendment to our Articles of Incorporation intended to protect certain tax assets, ratify that certain Tax Asset Protection Plan dated August 18, 2014, and transact any other business properly brought before the meeting.

As always, we hope to see you at the Special Meeting, and please remember to vote your shares as directed on your proxy card provided as soon as possible.

Sincerely yours,

/s/ Ayden R. Lee, Jr. Ayden R. Lee, Jr. Chairman, Chief Executive Officer, and President

FOUR OAKS FINCORP, INC.

6114 US 301 South
Four Oaks, North Carolina 27524
_____________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Monday, October 27, 2014
_____________________________________________________________________

You are cordially invited to attend the Special Meeting of Shareholders of Four Oaks Fincorp, Inc., which will be held on Monday, October 27, 2014 at 7:00 p.m., local time, in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina, for the following purposes:

(1)           To approve an amendment to our Articles of Incorporation that will restrict certain transfers of our capital stock in order to preserve the tax treatment of certain net operating losses and other tax benefits;

(2)           To ratify the Tax Asset Protection Plan, dated as of August 18, 2014, between Four Oaks Fincorp, Inc. and Registrar and Transfer Company, as Rights Agent; and

(3)           To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on September 17, 2014 are entitled to notice of and to vote at the Special Meeting and any and all adjournments thereof.

Your vote is very important. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, please complete and return the proxy card as soon as possible in the envelope provided for that purpose, OR vote via the Internet or telephone as provided on the proxy card. If you return your card or vote over the Internet or via telephone and decide to attend the Special Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

By Order of the Board of Directors
/s/ Ayden R. Lee, Jr. Ayden R. Lee, Jr. Chairman, Chief Executive Officer, and President

September 25, 2014

FOUR OAKS FINCORP, INC.

6114 US 301 South
Four Oaks, North Carolina 27524

PROXY STATEMENT

This Proxy Statement, accompanying proxy card, and Notice of Special Meeting of Shareholders are being mailed to shareholders on or about September 25, 2014 by Four Oaks Fincorp, Inc. (“we”, “us”, “our”, or the “Company”) in connection with the solicitation of proxies by our board of directors for use at the Special Meeting of Shareholders to be held in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina on Monday, October 27, 2014, at 7:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by us. In addition to solicitation by mail, certain of our officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

Important Notice Regarding the Availability of Proxy Materials
For the Special Meeting of Shareholders to Be Held on October 27, 2014:

The Proxy Statement is also available on the Internet at http://www.cfpproxy.com/5662sm.

SPECIAL MEETING

Purposes of the Special Meeting

The principal purposes of the Special Meeting are to (i) approve an amendment to our Articles of Incorporation to restrict certain transfers of our capital stock in order to preserve the tax treatment of certain net operating losses and other tax benefits (the “Charter Amendment”), (ii) ratify the Tax Asset Protection Plan (the “Plan”), dated as of August 18, 2014, between the Company and Registrar and Transfer Company, as Rights Agent (the “Rights Plan Ratification”), and (iii) transact such other business as may properly come before the Special Meeting or any adjournments thereof. Our board of directors knows of no matters other than those stated above to be brought before the Special Meeting or any adjournments thereof. Nonetheless, the proxy holders named on the enclosed proxy card may vote in accordance with their discretion on any other matter properly presented for action of which the board of directors is not now aware.

How You Can Vote

You may vote shares by proxy or in person using one of the following methods:

● Voting by Telephone.  You may vote by telephone using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is Monday, October 27, 2014, at 3:00 a.m. Eastern time. If you vote by telephone, you need not return your proxy card.

● Voting by Internet.  You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is Monday, October 27, 2014, at 3:00 a.m. Eastern time. If you vote over the Internet, you need not return your proxy card.

● Voting by Proxy Card.  You may vote by completing and returning your signed proxy card.  To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Friday, October 24, 2014.

Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

●	filing a written notice of revocation with our corporate secretary;

●	duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised;

●	timely submitting new voting instructions by telephone or over the Internet as described above; or

●	attending the Special Meeting and voting in person.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted “FOR” the approval of the Charter Amendment and “FOR” the approval of the Rights Plan Ratification.

Record Date

Our board of directors has fixed the close of business on September 17, 2014 as the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and all adjournments thereof. As of the close of business on September 17, 2014, we had 32,023,556 shares of common stock outstanding.

Voting Rights

On all matters to come before the Special Meeting, each holder of common stock will be entitled to one (1) vote for each share held.

How You Can Vote Shares Held by a Broker or Other Nominee

If your shares are held by a broker or other nominee, you may have received a voting instruction form with this Proxy Statement instead of a proxy card. The voting instruction form is provided on behalf of the broker or other nominee to permit you to give directions to the broker or nominee on how to vote your shares. Please refer to the voting instruction form or contact the broker or nominee to determine the voting methods available to you.

Vote Required

The holders of a majority of the shares of common stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for purposes of voting on a particular matter and conducting business at the Special Meeting. Votes “FOR” and “AGAINST” and abstentions will be considered to be present for purposes of determining whether a quorum exists. If a quorum is present at the beginning of the Special Meeting, the shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Brokers who are members of the New York Stock Exchange (the “NYSE”) and who hold shares of our common stock in street name for beneficial owners have authority to vote (and be counted for purposes of determining whether a quorum exists) on “discretionary” items when they have not received instructions from beneficial owners. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items. The Charter Amendment proposal and the Rights Plan Ratification proposal are each “non-discretionary” items, and no “discretionary” proposals will be presented at the Special Meeting. Therefore, brokers that have not received voting instructions from beneficial owners with respect to the Charter Amendment proposal and/or the Rights Plan Ratification proposal may not vote in their discretion on behalf of such beneficial owners, and such “broker non-votes” will not be considered present for purposes of determining whether a quorum exists.

The Charter Amendment proposal will be approved if the votes cast “FOR” approval constitute at least a majority of our common stock issued and outstanding and entitled to vote thereon. Abstentions, broker non-votes, if any, and any shareholder’s failure to vote on the proposal will have the same effect as votes “AGAINST” the proposal.

The Rights Plan Ratification proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions, broker non-votes, if any, and any shareholder’s failure to vote on the proposal will have no effect on the vote count for the proposal.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of September 11, 2014 regarding shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of our named executive officers; and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the business address for each of the persons listed below is 6114 US 301 South, Four Oaks, North Carolina 27524. Except as otherwise indicated or to the extent shared with a spouse, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them. Fractional share amounts are rounded off to the nearest whole number.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Kenneth R. Lehman(2)	16,000,000	49.96%
Ayden R. Lee, Jr.(3)	220,998	*
Paula Canaday Bowman(4)	67,555	*
William J. Edwards(5)	107,973	*
Warren L. Grimes(6)	80,214	*
Percy Y. Lee(7)	143,489	*
Dr. R. Max Raynor, Jr.(8)	208,270	*
Clifton L. Painter(9)	157,176	*
Jeff D. Pope(10)	53,424	*
Michael A. Weeks(11)	200,930	*
Robert G. Rabon	2,000	*
All Current Directors and Executive Officers as a Group (13 persons) (12)	1,368,703	4.27%
_________________
*Less than 1%
(1)
Based upon 32,023,556 shares of common stock outstanding on September 11, 2014. The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days of September 11, 2014 under outstanding stock options. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	The address for Mr. Lehman is 1408 North Abingdon Street, Arlington, Virginia 22207.
(3)
Includes 15,000 shares subject to stock options which are exercisable within 60 days of September 11, 2014, and 59,724 shares owned by Mr. Lee’s spouse who has sole voting and investment power with respect to such shares.

(4)	Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014.
(5)
Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014, 10,736 shares owned by Mr. Edwards’ spouse who has sole voting and investment power with respect to such shares, and 221 shares held in Mr. Edwards’ name as custodian for his granddaughter.

(6)
Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014, 42,709 shares owned jointly with Mr. Grimes’ spouse, and 8,649 shares owned by Mr. Grimes’ spouse who has sole voting and investment power with respect to such shares.

(7)	Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014, and 121,241 shares owned jointly with Mr. Lee’s spouse.
(8)	Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014.
(9)
Includes 7,800 shares subject to stock options which are exercisable within 60 days of September 11, 2014, 3,514 shares owned by Mr. Painter’s spouse who has sole voting and investment power with respect to such shares, and 601 shares held in Mr. Painter’s name as custodian for his child.

(10)	Includes 7,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014 and 2,985 shares pledged as security.
(11)
Includes 1,500 shares subject to stock options which are exercisable within 60 days of September 11, 2014, 22,777 shares owned by Mr. Weeks’ spouse who has sole voting and investment power with respect to such shares, and 58,798 shares held in Mr. Weeks’ name as custodian for his children and grandchildren.

(12)	For all current directors and executive officers as a group, includes a total of 61,800 shares subject to stock options which are exercisable within 60 days of September 11, 2014.

Change of Control

On August 15, 2014, we issued 15,125,000 shares of our common stock to Kenneth R. Lehman pursuant to the Securities Purchase Agreement dated March 24, 2014 (the “Securities Purchase Agreement”). As of September 11, 2014, Mr. Lehman owns 16,000,000 shares, or approximately 49.96%, of our outstanding shares of common stock.

Proposal No. 1

Charter Amendment

Background

We have significant net operating loss carryovers (the “NOLs”), which we generally can use to reduce federal and state income taxes otherwise payable in future years until they expire. As of June 30, 2014, we had NOLs of approximately $36.8 million, resulting in a deferred tax asset of approximately $12.5 million, which represents the estimated future income taxes avoided by utilizing our NOLs. These NOLs are reflected as an asset on our balance sheet, and we believe them to have value.

The benefits of our NOLs could be reduced, and our use of the NOLs could be delayed, if we experience an “ownership change” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). (References in this Proxy Statement to “Section 382” are to Section 382 of the Code.) Under Section 382, an “ownership change” occurs if, over a rolling three-year period, there has been an aggregate increase of more than 50 percentage points in the percentage of our capital stock owned by one or more “5-percent shareholders” (as determined under the rules of Section 382 and the regulations and guidance thereunder). If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our pre-ownership change NOLs expiring unused, which would result in a loss of the income tax benefits associated with the expired NOLs. Even if the limitations imposed by Section 382 do not result in the expiration of pre-ownership change NOLs, they could result in a delay in our utilization of such NOLs, and such a delay would result in a reduction in the value of the income tax benefits associated with the NOLs due to the time value of money. For additional information on Section 382, see “— Section 382 Ownership Change Determinations.”

On August 18, 2014, in an effort to protect our NOLs, we entered into the Plan. As described below, the Plan acts as a strong deterrent against stock acquisitions that may result in an ownership change that could give rise to a limitation on our ability to utilize the NOLs due to the possibility of significant dilution of such acquiring person.

After careful consideration, our board of directors believes that, while the Plan helps to deter ownership changes under Section 382, it does not prevent the possibility of such changes. As a result, our board has concluded that the most effective way to preserve the benefits of the NOLs for long-term shareholder value is to adopt the Charter Amendment in addition to the Plan. Further, the Securities Purchase Agreement requires that we work with Mr. Lehman to establish a plan to ensure that in the future investors do not acquire equity interests in the Company in an amount that would cause us to lose the benefit of our NOLs.

Neither the Charter Amendment nor the Plan completely eliminates the risk of an ownership change that could affect our ability to use the NOLs. There may be limitations on the enforceability of the Charter Amendment against shareholders who do not vote to adopt it that may allow an ownership change to occur, and the Plan may deter, but ultimately cannot block, all transfers of our stock that might result in an ownership change. Because of the limitations of both the Charter Amendment and the Plan, the board of directors believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs.

Purpose of the Charter Amendment

The purpose of the Charter Amendment is to assist us in protecting long-term value to the Company of our accumulated NOLs by limiting direct or indirect transfers of our capital stock that could affect our ability to use the NOLs under applicable tax rules and regulations. In order to implement these transfer restrictions, the Charter Amendment must be approved by our board of directors and adopted by our shareholders. On August 25, 2014, our board of directors declared advisable and approved the Charter Amendment. If our shareholders do not approve the Charter Amendment, the Charter Amendment will not become effective. In such event, the Plan will remain in effect and may continue to act as a deterrent against stock acquisitions that could result in an ownership change that might limit our ability to utilize the NOLs.

Description of the Charter Amendment

The following summarizes the proposed Charter Amendment. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the Charter Amendment. This summary is qualified in its entirety by reference to the full text of the Charter Amendment, which can be found in the accompanying Appendix A. Shareholders are urged to read carefully the Charter Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers.  The transfer restrictions contained in the Charter Amendment generally will restrict any direct or indirect transfer of any of our capital stock if the effect would be to:

●	increase the direct or indirect ownership of any of our capital stock by any Person (as defined below) to 4.99% or more, referred to in the Charter Amendment as a five percent shareholder;

●
increase the percentage of our capital stock owned directly or indirectly by any Person that was a five percent shareholder as of the effective time of the Charter Amendment, subject to limited exceptions.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Transfers restricted by the Charter Amendment include sales to Persons whose resulting percentage ownership (direct or indirect) of any of our capital stock would exceed the 4.99% threshold discussed above, or to Persons whose direct or indirect ownership of any of our capital stock would by attribution cause another Person to exceed such threshold. Complex rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code (and related regulations) are applied in determining whether a Person constitutes a five percent shareholder under the Charter Amendment. For purposes of determining the existence and identity of, and the amount of our capital stock owned by, any shareholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our capital stock. The Charter Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our capital stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our capital stock.

The transfer restrictions may result in the delay or refusal of certain requested transfers of our capital stock, or prohibit ownership (thus requiring dispositions) of our capital stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our capital stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our capital stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Treatment of Existing Five Percent Shareholders.  Existing five percent shareholders as of the effective time of the Charter Amendment will not be required to sell their shares but generally will be restricted from increasing their ownership under Section 382.

Consequences of Prohibited Transfers.  Upon the effective date of the Charter Amendment, any direct or indirect transfer attempted in violation of the restrictions contained in the Charter Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our capital stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as a shareholder for any purpose whatsoever in respect of the shares that are the subject of the prohibited transfer, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. Capital stock purportedly acquired in violation of the transfer restrictions is referred to herein as “excess securities.”

In addition to the prohibited transfer being void as of the date it is attempted, upon demand by our board of directors, the purported transferee must transfer the excess securities to our agent designated by the board of directors (the “Agent”), along with any dividends or other distributions paid with respect to such excess securities. The Agent is required to sell the excess securities in an arms’-length transaction (or series of transactions) that would not constitute a prohibited transfer under the Charter Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by the Agent, will be distributed first to reimburse the Agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the market price of the excess securities at the time of the attempted transfer) incurred by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to the transferor (or, if the transferor cannot be readily identified, to a charity designated by our board of directors). If the purported transferee has resold the excess securities before receiving demand from the Company to surrender excess securities to the Agent, the purported transferee shall be deemed to have sold the excess securities on behalf of the Agent and shall be required to transfer to the Agent any prohibited distributions and proceeds of such sale (except to the extent we grant written permission to the purported transferee to retain a specified amount). Proceeds from the sale of the excess securities will be applied as follows: (i) first, to the Agent to cover its costs and expenses incurred in connection with its duties, (ii) next, to the purported transferee up to the amount paid by the purported transferee for the excess securities, and (iii) finally, to the transferor of the Prohibited Transfer that can be identified; if such transferor cannot be identified, to one or more organizations qualifying under Section 501(c)(3) of the Code.

With respect to any indirect or other transfer which does not involve a transfer of our “securities” within the meaning of North Carolina law, but which would cause the transferee or any Person to become a five percent shareholder or would cause the beneficial ownership of a five percent shareholder to increase, the following procedure will apply instead of those described above. In such case, no such five percent shareholder will be required to dispose of any interest that is not a security of the Company. Instead, such five percent shareholder and/or any Person whose ownership of our securities is attributed to such five percent shareholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such five percent shareholder not to be in violation of the transfer restrictions contained in the Charter Amendment, and such securities will be treated as excess securities to be disposed of through the Agent under the provisions summarized above. The maximum aggregate amount payable to such five percent shareholder or such other Person that was the direct holder of such excess securities from the proceeds of sale by the Agent would be the market price of such excess securities at the time of the prohibited transfer. All expenses incurred by the Agent in disposing of such excess securities will be paid out of any amounts due such five percent shareholder or such other Person.

Exceptions to Transfer Restrictions.  A transfer from one member of a “public group” to another member of the same public group that does not result in such transferee being treated as a five percent shareholder does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are generally not restricted. In addition, our board of directors will have the discretion to approve a transfer that would otherwise be a prohibited transfer if: (i) prior to such transfer being consummated, the board of directors approves the transfer in accordance with paragraph (c)(ii) or (c)(iii) of Article 10 of the Charter Amendment, (ii) such transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of each class or series of our capital stock receive, or are offered the same opportunity to receive, cash or other consideration for all of our capital stock as the other holders of such class or series, and upon the consummation of which the acquirer owns at least a majority of the outstanding shares of our common stock, or (iii) such transfer is a transfer to any employee stock ownership or other employee benefit plan of the Company or a subsidiary of the Company (or any entity or trustee holding shares of common stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company). In connection with any request to waive the transfer restrictions, our board of directors may request relevant information from the requesting person. If our board of directors decides to grant a waiver, it may impose conditions on the acquirer or any selling party.

In the event of a change in law or other relevant circumstances, the board of directors will be authorized to modify the applicable allowable percentage ownership interest or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the board of directors receives a report, at the board’s request, from the Company’s advisors that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Shareholders will be promptly notified by public announcement of any such determination through the method of notice that the board of directors deems appropriate under the circumstances.

Our board of directors may, to the extent permitted by law, establish, modify, amend or rescind any by-laws, regulations and procedures for purposes of determining whether any transfer of our capital stock would jeopardize our ability to preserve and use our NOLs.

Expiration of the Charter Amendment

If adopted, the Charter Amendment would expire on the earliest of (i) the board of directors’ determination, with input from the Company’s advisors, that the NOLs are utilized in all material respects or are no longer available in any material respect, (ii) the board of directors’ determination, with input from the Company’s advisors, that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used in any particular time period, for applicable tax purposes, (iii) such date as the board of directors otherwise determines that the Charter Amendment should terminate, and (iv) August 18, 2020. The board of directors will publicly announce any termination occurring before August 18, 2020.

Effectiveness and Enforceability

Although the Charter Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Charter Amendment is adopted given that:

●	The board of directors can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in the Company’s best interests.

●
A court could find that part or all of the Charter Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of North Carolina, the Company’s jurisdiction of incorporation, a restriction on the transfer of shares of a corporation may be imposed to maintain the corporation’s status when it is dependent on the number of shares or identity of its shareholders, to preserve exemptions under state or federal securities laws, or for any other reasonable purpose. In some jurisdictions, including Delaware, a corporation can be conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its articles of incorporation for the purpose of maintaining or preserving any tax attribute. North Carolina law provides that transfer restrictions with respect to shares of our capital stock issued prior to the effectiveness of the restrictions will be effective against shareholders with respect to shares that were voted in favor of this proposal. Under the laws of the State of North Carolina, restrictions on the transfer of shares are valid and enforceable if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares, (B) the transferee had actual written notice of the transfer restrictions (even absent such conspicuous notation) and (C) the restriction is not unconscionable under the circumstances. We intend to disclose such restrictions to persons holding our capital stock in uncertificated form, and to cause any shares of our capital stock issued in certificated form in the future to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under North Carolina law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a shareholder is subject to the Charter Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Charter Amendment that are proposed to be transferred were voted in favor of the Charter Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Charter Amendment, unless a shareholder establishes that it did not vote in favor of the Charter Amendment. Nonetheless, a court could find that the Charter Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

●
Despite the adoption of the Charter Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure that an ownership change will not occur even if the Charter Amendment is made effective. However, the board of directors has already implemented the Plan, which should act as an additional deterrent to any person acquiring 4.99% or more of our capital stock and endangering our ability to use the NOLs.

As a result of these and other factors, the Charter Amendment serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and shareholders are advised to consult their own advisors should they have questions regarding the applicability of these rules. Generally, an “ownership change” occurs for the purposes of Section 382 if, over a rolling three-year period, there has been an aggregate increase of more than 50 percentage points in the percentage of our stock owned by one or more “5-percent shareholders” as determined under Section 382. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of the Company’s outstanding shares rather than voting power) of each “5-percent shareholder” is computed separately for each “5-percent shareholder” by reference to the lowest percentage of stock owned by such “5-percent shareholder” at any time during the preceding rolling three-year period, and each such increase is then added together with any other such increases to determine whether an “ownership change” has occurred.

If we experience such an ownership change, our annual use of our pre-ownership change NOLs to offset future federal taxable income, and thereby reduce our federal income tax liabilities, could be substantially limited. The Charter Amendment restricts direct and indirect transfers of our stock that would create “5-percent shareholders” as determined under Section 382 or otherwise increase the percentage of stock that is owned by such “5-percent shareholders.”

Ownership for purposes of Section 382 is determined primarily by an economic test, while the SEC definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares. In general, Section 382 determines ownership based on the right to receive dividends paid with respect to shares, and the right to receive proceeds from the sale or other disposition of shares. Section 382 also contains certain constructive ownership rules, which generally attribute ownership of stock held by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner of the shares, or to related individuals. Generally, a person’s direct and indirect economic ownership interest in shares (rather than record title, voting control or other factors) is taken into account for Section 382 purposes.

The Internal Revenue Service (the “IRS”) generally permits us to rely on the existence or absence of filings with the SEC of Schedules 13D and 13G (or similar filings) as of any date to identify all of our shareholders who have direct ownership of 5% or more of our registered stock on such date, subject to our actual knowledge of the ownership of our stock. Investors who file a Schedule 13G or Schedule 13D may beneficially own five percent or more of our common stock for SEC reporting purposes but nonetheless may not be Section 382 “5-percent shareholders” for purposes of Section 382.

The factors that must be considered in determining whether an “ownership change” has occurred under Section 382 include the following:

●
All shareholders who each own less than 5% of the Company’s stock generally are aggregated into one or more “public groups,” each of which is treated as a “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among shareholders who are members of a public group generally are excluded from the Section 382 calculation.

●	Sales of our stock by a “5-percent shareholder” may, in turn, create a separate public group that is also treated as a “5-percent shareholder.”

●
A public offering by us of our stock may create a new, separate public group that is treated as a “5-percent shareholder” and therefore would contribute to an ownership change for Section 382 purposes.

●
There are several rules regarding the aggregation and segregation of shareholders for purposes of determining ownership by “5-percent shareholders” under Section 382. Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

●
Acquisitions by a person that cause the person to become a “5-percent shareholder” for purposes of Section 382 generally result in a 5% (or more) change in ownership for Section 382 purposes, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

●
As noted above, certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owners thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●
A repurchase of shares by the Company may increase the percentage ownership of existing “5-percent shareholders” for purposes of Section 382 (including groups of shareholders who individually own less than 5% of our stock) and therefore can contribute to an ownership change under Section 382. In addition, it is possible that a repurchase of shares by the Company could cause a shareholder who was not a “five percent shareholder” prior to the repurchase to become a “5-percent shareholder,” resulting in an increase of five (or more) percentage points in such shareholder’s ownership for Section 382 purposes.

Certain Considerations Relating to the Charter Amendment and the Plan

Our board of directors believes that protecting our NOLs is in the Company’s and our shareholders’ best interests. Nonetheless, and as described above, we cannot eliminate the possibility that changes in our stock ownership will occur sufficient to cause a 50 percentage point “ownership change” even if the Charter Amendment is approved. You should consider the factors below when making your decision.

Future Use and Amount of the NOLs is Uncertain.  Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income will exceed any potential Section 382 limitation, and therefore we cannot assure you that we will realize the full value of the tax assets.

Potential Challenge to the NOLs.  The amount of the NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the NOLs even if the Charter Amendment and Plan are in place.

Continued Risk of Ownership Change.  Although the Charter Amendment and the Plan are intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which our ownership may change in the future could, for example, be affected by purchases and sales of stock by shareholders and new issuances or repurchases of stock by us, should we choose to do so.

Potential Effects on Liquidity.  The Charter Amendment and the Plan are intended to deter persons or groups of persons from acquiring beneficial ownership of shares of common stock in excess of the specified limitation. A shareholder’s ability to dispose of our common stock may be limited if the Charter Amendment and the Plan reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire.

Potential Impact on Value.  If the Charter Amendment is adopted, the board of directors intends to include a legend reflecting the transfer restrictions included in the Charter Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our capital stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our stock and certain institutional holders who may not be able or willing to hold stock with restrictive legends, may not be able to purchase our stock, the Charter Amendment could depress the value of our stock.

Anti-Takeover Effect.  The board of directors adopted the Charter Amendment and the Plan to preserve the long-term value of the NOLs. The Charter Amendment, if adopted by shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our common stock. Similarly, while the Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an acquiring person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Charter Amendment, if adopted by our shareholders, and the Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our common stock.

Vote Requirement

The Charter Amendment proposal will be approved if the votes cast “FOR” approval constitute at least a majority of our common stock issued and outstanding and entitled to vote thereon. Abstentions, broker non-votes, if any, and any shareholder’s failure to vote on the proposal will have the same effect as votes “AGAINST” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

Proposal No. 2

Ratification of the Tax Asset Protection Plan

Background

For background with respect to the protection of our NOLs, see “Proposal No. 1, Charter Amendment—Background.”

On August 15, 2014, our board of directors approved the Plan, and, on August 18, 2014, the Company entered into the Plan with Registrar and Transfer Company, as Rights Agent (the “Rights Agent”). Even though the Plan is currently in effect, the board of directors is asking shareholders to ratify the Plan in an effort to determine the viewpoint of our shareholders on the advisability of the Plan, to demonstrate the board’s commitment to good corporate governance and to comply with the voting guidelines of ISS, a leading proxy advisory firm for institutional investors. If shareholders do not ratify the Plan, the Company’s independent directors will take the vote into consideration during the next evaluation of the Plan, as described below, in determining whether the Plan in its current form continues to be in the shareholders’ best interests.

Under the Plan, subject to certain exceptions, the acquisition by any person or group of 4.9% or more of our outstanding shares of common stock makes that person or group an “acquiring person” and could result in significant dilution in the ownership and economic interest of such acquiring person. Although the Plan does not prohibit acquisitions that result in an ownership change, the possibility of significant dilution acts as a strong deterrent against stock acquisitions that may result in an ownership change that could give rise to a limitation on our ability to utilize the NOLs.

Under the Plan, the board of directors is granted the discretion to exempt persons from the 4.9% threshold if it were to determine that such ownership is in the best interests of shareholders and not inconsistent with the purpose of the Plan. Shareholders who hold 4.9% or more of the outstanding shares of our common stock as of immediately prior to the first public announcement of the Plan on August 19, 2014 are exempt from triggering the provisions of the Plan until they thereafter make additional purchases.

The Company’s independent directors will evaluate the Plan once every three years to determine whether it continues to be in the best interests of the Company’s shareholders.

Description of the Terms of the Plan

The following summary of the terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which can be found in the accompanying Appendix B. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the Plan. Shareholders are urged to read carefully the Plan in its entirety as the discussion below is only a summary.

The Rights.  To effect the Plan, we declared a dividend of one preferred share purchase right (individually, a “Right” and collectively, the “Rights”), for each outstanding share of our common stock held of record as of the close of business on August 19, 2014 (the “Record Time”), as well as to holders of our common stock issued after that date. The Rights trade with, and are represented by, our common stock. Each Right (other than Rights beneficially owned by the “acquiring person” and its affiliates, which Rights will become null and void) will constitute the right to purchase from the Company, upon the exercise thereof in accordance with the Plan, one one-thousandth of a share of our Series A Preferred Stock (the “Preferred Stock”) at a price of $10.00 per one one-thousandth of a share of Preferred Stock. However, in connection with any such exercise of Rights, no holder of Rights will be entitled to receive shares of our common stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s affiliates, becoming the beneficial owner of more than 4.9% of the then-outstanding common stock.

Separation Date; Exercisability.  Initially, the Rights will be attached to all shares of common stock (whether in book-entry, certificated or uncertificated form) issued and outstanding and the Rights will be owned by the registered holder of our common stock, and no separate Right certificates will be issued. Separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of our common stock as of the close of business on the business day that follows the earlier of (i) the date of a public announcement that a person or group of affiliated persons has acquired beneficial ownership of, or the right to obtain beneficial ownership of, 4.9% or more of the outstanding shares of our common stock (a “Flip-In Date”) or (ii) the tenth business day (or such later date as may be determined by action of the board of directors taken before the date otherwise would have occurred) after the date of the commencement of a tender offer or exchange offer that would result in a person or group (i.e., an acquiring person) beneficially owning 4.9% or more of the outstanding shares of our common stock (the earlier of such dates being the “Separation Time”).

The Plan provides that, until the Separation Time (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the common stock and (ii) certificates or book-entry statements with respect to new common stock issued after the Record Time upon transfer or new issuance of common stock will contain a notation incorporating the Plan by reference.

The Rights are not exercisable until the Separation Time. The Rights will expire on August 18, 2020 or upon the occurrence of certain other circumstances described in the Plan (the “Expiration Time”), unless the Expiration Time is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Acquiring Person.  The Plan defines the term “acquiring person” generally to mean any person who, together with all affiliates and associates of such person, is or becomes the beneficial owner of 4.9% or more of our common stock at any time after the first public announcement of the Plan. However, that definition does not generally include (i) the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any entity or trustee holding common stock for or pursuant to the terms of any such plan, (ii) any person who or which currently owns 4.9% or more of the common stock outstanding, until such time as such person beneficially owns additional shares, (iii) any person who or which becomes the beneficial owner of 4.9% or more of our common stock then outstanding solely as a result of (A) a reduction in the outstanding common stock resulting from acquisition of common stock by the Company or (B) an acquisition directly from the Company in a transaction that duly authorized officers of the Company have determined shall not result in the creation of an acquiring person, (iv) any person who the board of directors determines, in its sole discretion, has inadvertently become the beneficial owner of 4.9% or more of the outstanding shares of common stock, or (v) any person determined by the board of directors to be an exempt person in accordance with the terms of the Plan.

Flip-In.  Upon the Company’s public announcement that a person or group has become an acquiring person, each holder of a Right will thereafter have the right to receive, upon exercise in accordance with the Plan, that number of shares of common stock of the Company having an aggregate market price, on the stock acquisition date that gave rise to the Flip-in Date, equal to twice the exercise price for an amount in cash equal to the then current exercise price; provided, however, that, in connection with any such exercise of Rights, no holder of Rights will be entitled to receive common stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s affiliates, becoming the beneficial owner of more than 4.9% of the then-outstanding common stock. Notwithstanding any of the foregoing, following the existence of an acquiring person, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any acquiring person will be null and void.

Exchange.  At any time after any person or group becomes an acquiring person and prior to the acquisition by such person or group of 50% or more of the outstanding common stock, the board of directors may exchange all (but not less than all) of the outstanding Rights (other than Rights owned by such person or group which will have become void) at an exchange ratio of one share of common stock per Right (subject to adjustment).

Redemption.  At any time prior to the existence of an acquiring person, the board of directors may redeem all (but not less than all) of the outstanding Rights at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time and on such basis as the board of directors may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment.  Generally, any of the provisions of the Plan may be amended by the board of directors of the Company and the Rights Agent at any time without the approval of any holders of Rights in any respect.

Adjustment.  The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are subject to adjustment under certain circumstances.

Preferred Stock.  Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of our common stock.

Rights of Holders.  Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends. While the distribution of the Rights is not includable in a shareholder’s taxable income for federal income tax purposes under U.S. law, shareholders may, depending on the circumstances, recognize taxable income in the event that the Rights become exercisable.

Expiration of the Rights.  The Rights will expire on the earliest of (i) the time at which the Rights are exchanged, (ii) the time at which the Rights are redeemed, (iii) the close of business on August 18, 2020, and (iv) the time at which the board of directors receives, at the board’s request, a report from the Company’s advisors that the NOLs are utilized in all material respects or no longer available in any material aspect under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which we could use the NOLs, or materially impair the amount of the NOLs that could be used in any particular time period relative to the total value of the NOLs that the Company could use during such time period absent such ownership change, for applicable tax purposes.

Certain Considerations Relating to the Charter Amendment and the Plan

For certain important considerations related to the Amendment and the Plan, see “Proposal No. 1, Charter Amendment—Certain Considerations Relating to the Charter Amendment and the Plan.”

Vote Requirement

The Rights Plan Ratification proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions, broker non-votes, if any, and any shareholder’s failure to vote on the proposal will have no effect on the vote count for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE TAX ASSET PROTECTION PLAN.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Any proposals that shareholders intend to present for a vote of shareholders at the 2015 Annual Meeting of Shareholders, and that such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting, must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before January 5, 2015 (120 calendar days prior to the anniversary of the date of our proxy statement for our 2014 Annual Meeting). Proposals received after January 5, 2015 will not be considered for inclusion in our proxy materials for our 2015 annual meeting. A determination as to whether we will oppose inclusion of any proposal in our proxy statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

In addition, if a shareholder intends to present a matter for a vote at the 2015 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder’s notice must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before March 21, 2015 (45 calendar days prior to the anniversary of the mailing date of our proxy statement for our 2014 Annual Meeting). Such notice should set forth:  (i) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (ii) the name and record address of the shareholder, the class and number of shares of our capital stock that is beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, we retain discretion to vote proxies we receive. For notices that are timely filed, we retain discretion to vote proxies we receive provided: (a) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (b) the proponent fails to (x) provide us with a written statement, on or before March 21, 2015, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal, (y) include the same statement in its proxy materials filed with the SEC, and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provide us with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.

OTHER MATTERS; DISCRETIONARY AUTHORITY

As of the date of this proxy statement, we know of no matters other than those referred to in the accompanying Notice of Special Meeting of Shareholders that may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting, it is the intention of the named proxy holders to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

All shareholders are encouraged to sign, date, and return their proxy submitted with this proxy statement as soon as possible in the envelope provided. If a shareholder attends the Special Meeting, then he or she may revoke his or her proxy and vote in person.

REQUESTS FOR DIRECTIONS TO OUR SPECIAL MEETING

The Special Meeting of Shareholders to be held on October 27, 2014 will be held in the cafeteria of Four Oaks Elementary School, located at 180 West Hatcher Street, Four Oaks, North Carolina at 7:00 p.m., local time. Requests for directions to the meeting location may be directed to Wanda J. Blow, Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).

By Order of the Board of Directors September 25, 2014 Ayden R. Lee, Jr. Chairman, Chief Executive Officer, and President

Appendix A

Articles of Amendment to
Articles of Incorporation of
Four Oaks Fincorp, Inc.

Pursuant to Section 55-10-06 of the North Carolina Business Corporation Act, the undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1.            The name of the corporation is Four Oaks Fincorp, Inc.

2.            The Articles of Incorporation of the corporation are hereby amended as follows:

               Article 10 of the Articles of Incorporation is hereby inserted as follows:

“10.	Restrictions on Transfers of Shares.

(a) Definitions. As used in this Article 10, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

(ii) “Agent” has the meaning set forth in paragraph (e) of this Article 10.

(iii) A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (A) which such Person directly owns, (B) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (C) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).

A Person shall not be deemed the “Beneficial Owner,” or to have “Beneficial Ownership” of, and to “Beneficially Own,” any security (A) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency” as defined in Section 3(a)(23) of the Exchange Act, (B) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for payment or exchange, or (C) solely because such Person or any of such Person’s Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, unless such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

(iv) “Board of Directors” or “Board” means the Board of Directors of the Corporation, including any duly authorized committee thereof.

(v) “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

(vi) “Bylaws” means the Bylaws of the Corporation, dated February 24, 1997.

(vii) “Close of Business” on any given date means 5:00 p.m., Eastern time on such date, or, if such date is not a Business Day, 5:00 p.m. Eastern time on the next succeeding Business Day.

(viii) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including any successor statute, and the regulations, rulings and guidance from time to time issued thereunder.

(ix) “Common Stock” means any interest in Common Stock, par value $1.00 per share, of the Corporation that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(x) “Corporation” means Four Oaks Fincorp, Inc.

(xi) “Corporation Security” or “Corporation Securities” means (A) shares of Common Stock, (B) shares of Preferred Stock (other than preferred shares described in Section 1504(a)(4) of the Code), (C) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase securities of the Corporation, and (D) any Shares.

(xii) “Effective Date” means ______________, 2014.

(xiii) “Excess Securities” has the meaning given such term in paragraph (d)(i) of this Article 10.

(xiv) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(xv) “Expiration Date” means the earliest of (A) the Close of Business on August 18, 2020; (B) the time at which the Board of Directors receives, at the Board of Directors’ request, a report from the Corporation’s advisors that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Corporation could use the NOLs, or materially impair the amount of the NOLs that could be used by the Corporation in any particular time period, for applicable tax purposes; or (C) such date as the Board of Directors determines for the restrictions set forth in paragraph (b) of this Article 10 to terminate. In the case of a termination of this Article 10 pursuant to clauses (B) or (C), the Board shall cause the prompt public announcement of such termination in such manner as the Board determines is appropriate under the circumstances.

(xvi) “Five Percent Transaction” means any Transfer described in paragraph (b) of this Article 10.

(xvii) “Five Percent Shareholder” means a Person who owns 4.9 percent or more of the Corporation’s then-outstanding Common Stock, whether directly or indirectly, and including shares such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(xviii) “Market Price” per share of any securities on any date means the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any dividend, share split, reverse share split or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the New York Stock Exchange or, if the securities are not listed on the New York Stock Exchange, as reported on the NASDAQ Stock Market or, if the securities are not listed on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date means the fair market value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

(xix) “Percentage Share Ownership” means the percentage Share Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(xx) “Person” means any individual, firm, corporation or other legal entity, including a group of persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xxi) “Preferred Stock” means any interest in Preferred Stock of the Corporation that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(xxii) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xxiii) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article 10.

(xxiv) “Proposed Transaction” has the meaning set forth in paragraph (c)(ii) of this Article 10.

(xxv) “Purported Transferee” has the meaning set forth in paragraph (d) of this Article 10.

(xxvi) “Request” has the meaning set forth in paragraph (c)(ii) of this Article 10.

(xxvii) “Requesting Person” has the meaning set forth in paragraph (c)(ii) of this Article 10.

(xxviii) “Security” or “Securities” each has the meaning set forth in paragraph (g) of this Article 10.

(xxix) “Shares” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(xxx) “Share Ownership” means any direct or indirect ownership of Shares, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

(xxxi) “Subsidiary” of any specified Person means any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

(xxxii) “Stock” means any interest, including any Security Entitlement as defined in Section 8-102(a)(17) of the North Carolina Uniform Commercial Code, that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2(a)(3) or Treasury Regulation § 1.382-2T(f)(18).

(xxxiii) “Tax Benefits” includes the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any of its Subsidiaries, within the meaning of Section 382 of the Code.

(xxxiv) “Trading Day,” when used with respect to any securities, means a day on which the New York Stock Exchange is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

(xxxv) “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Share Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Shares by the Corporation.

(xxxvi) “Transferee” means, with respect to any Transfer, any Person to whom Corporation Securities are, or are proposed to be, Transferred.

(xxxvii) “Transferor” means, with respect to any Transfer, any Person by or from whom Corporation Securities are, or are proposed to be, Transferred.

(xxxviii) “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

(b) Transfer And Ownership Restrictions. In order to preserve the Corporation’s ability to use the Tax Benefits to offset income until the Expiration Date, from and after the Effective Date, no Person (including for the avoidance of doubt the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in paragraph (c) of this Article 10, Transfer to any Person (and any such attempted Transfer shall be void ab initio), any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a Five Percent Shareholder, or would cause the Beneficial Ownership of a Five Percent Shareholder to increase (any such Transfer, a “Five Percent Transaction”). The prior sentence shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8-102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article 10.

                             (c) Exceptions.

(i) Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to paragraph (b) of this Article 10 shall nonetheless be permitted if (A) prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after the transaction is consummated), the Board of Directors approves the Transfer in accordance with paragraph (c)(ii) or (c)(iii) of this Article 10 (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such transfer which could be retroactive), (B) such Transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Corporation Securities receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquiror owns at least a majority of the outstanding shares of Common Stock or (C) such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a Subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any Subsidiary of the Corporation).

(ii) The restrictions contained in this Article 10 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in paragraph (b) of this Article 10 shall not apply to a proposed Transfer that is a Five Percent Transaction if the Transferor or the Transferee obtains the authorization of the Board of Directors in the manner described below. In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a Five Percent Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this paragraph (c)(ii). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include: (A) the name, address and telephone number of the Requesting Person; (B) the number and percentage of Corporation Securities then Beneficially Owned by the Requesting Person and (C) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a Five Percent Transaction and the proposed tax treatment thereof. The Board of Directors shall, in good faith, endeavor to respond to a Request within twenty (20) Business Days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if it receives, at the Board’s request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or the Board of Directors otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving a Request as provided in this paragraph (c)(ii) of any proposed Transfer that, together with other transactions contemplated by the Board of Directors, does not cause any aggregate increase in the Beneficial Ownership of Stock by Five Percent Shareholders (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Shareholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code.

(iii) In addition to paragraph (c)(ii), the Board of Directors may determine that the restrictions set forth in paragraph (b) of this Article 10 shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to paragraph (c)(ii) of this Article 10, subject to any conditions that it deems reasonable and appropriate in connection therewith. Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(iv) The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article 10 through duly authorized officers or agents of the Corporation.

                            (d) Excess Securities.

(i) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported Transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled to any rights thereunder, including rights of shareholders of the Corporation with respect to such Excess Securities, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the Transferor unless and until the Excess Securities are transferred to the Agent pursuant to paragraph (e) of this Article 10 or until an approval is obtained under paragraph (e) of this Article 10. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this paragraph (d) or paragraph (e) of this Article 10 shall also be a Prohibited Transfer.

(ii) The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article 10, including, without limitation, authorizing, in accordance with paragraph (j) of this Article 10, such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s Beneficial Ownership of Shares and other evidence that a Transfer will not be prohibited by this Article 10 as a condition to registering any Transfer.

(e) Transfer To Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer constitutes a Prohibited Transfer, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions (or, in the case of uncertificated Stock, shall automatically be deemed to be transferred), to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer; and provided further that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds and Prohibited Distributions not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph (f) of this Article 10 if the Agent rather than the Purported Transferee had resold the Excess Securities for an amount equal to the proceeds of such sale by the Purported Transferee (and taking into account only the actual costs incurred by the Agent).

(f) Application Of Proceeds And Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by the Agent from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the Market Price at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) and (iii) third, any remaining amounts shall be paid to the Transferor that was party to the subject Prohibited Transfer, or, if the Transferor that was party to the subject Prohibited Transfer cannot be readily identified, to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any Transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this paragraph (f). In no event shall the proceeds of any sale of Excess Securities pursuant to this paragraph (f) inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

(g) Modification Of Remedies For Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of securities of the Corporation within the meaning of North Carolina law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a Five Percent Shareholder, or would cause the Beneficial Ownership of a Five Percent Shareholder to increase, the application of paragraph (e) and paragraph (f) of this Article 10 shall be modified as described in this paragraph (g). In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, following such disposition, not to be in violation of this Article 10. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in paragraphs (e) and (f) of this Article 10, except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the Market Price of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Shareholder or such other Person. The purpose of this paragraph (g) is to extend the restrictions in paragraphs (b) and (d) of this Article 10 to situations in which there is a Five Percent Transaction without a direct Transfer of Securities, and this paragraph (g), along with the other provisions of this Article 10, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(h) Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty (30) days from the date on which the Corporation makes a written demand pursuant to paragraph (e) of this Article 10 (whether or not made within the time specified in paragraph (e) of this Article 10), then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this paragraph (h) shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article 10 being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in paragraph (e) of this Article 10 to constitute a waiver or loss of any right of the Corporation under this Article 10. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article 10.

(i) Obligation To Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Shares, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information, to the extent reasonably available and legally permissible, as the Corporation may reasonably request from time to time in order to determine compliance with this Article 10 or the status of the Tax Benefits of the Corporation.

(j) Legends. The Board of Directors may require that the registration of the Stock on the stock transfer books of the Corporation, or any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article 10 bear the following legend:

“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO LIMITATION PURSUANT TO ARTICLE 10 OF THE ARTICLES OF INCORPORATION OF FOUR OAKS FINCORP, INC., AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.”

The Corporation shall have the power to make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article 10 for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

(k) Authority Of Board Of Directors.

(i) All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors in its sole discretion and shall be conclusive and binding for all purposes of this Article 10.

(ii) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article 10, including, without limitation, (A) the identification of Five Percent Shareholders, (B) whether a Transfer is a Five Percent Transaction or a Prohibited Transfer, (C) the Beneficial Ownership in the Corporation of any Five Percent Shareholders, (D) whether an instrument constitutes a Corporation Security, (E) the amount (or Market Price) due to a Purported Transferee pursuant to paragraph (f) of this Article 10 and (F) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article 10. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind the Bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article 10 for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article 10.

(iii) Nothing contained in this Article 10 shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its shareholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other relevant circumstances making one or more of the following actions necessary or desirable in the sole discretion of the Board of Directors, the Board of Directors may, by adopting a written resolution, (A) modify the definition of Beneficial Ownership in the Corporation, Five Percent Shareholder or the Persons covered by this Article 10, (B) modify the definitions of any other terms set forth in this Article 10 or (C) modify the terms of this Article 10 as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code (or other sections of the Code or any similar state law, if applicable) as a result of any changes in applicable law or otherwise; provided, however, that the Board of Directors shall not cause there to be such modification unless it receives a report, at the Board’s request, from the Corporation’s advisors to the effect that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of certain restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. The Board shall cause the prompt public announcement of such modification in such manner as the Board determines appropriate under the circumstances.

(iv) In the case of an ambiguity in the application of any of the provisions of this Article 10, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article 10 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article 10. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent and all other Persons for all other purposes of this Article 10. The Board of Directors may delegate all or any portion of its duties and powers under this Article 10 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article 10 through duly authorized officers or agents of the Corporation.

(l) Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller or other executive officers of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article 10, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities Beneficially Owned by any shareholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Exchange Act (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

(m) Benefits Of This Article 10. Nothing in this Article 10 shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article 10. This Article 10 shall be for the sole and exclusive benefit of the Corporation and the Agent.

(n) Severability. The purpose of this Article 10 is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article 10 or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article 10.

(o) Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article 10, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(p) Limitation of Liability. To the maximum extent permitted by North Carolina law, no director of the Corporation shall be liable for any breach of any duty under this Article 10, it being understood that no director shall be responsible to the Corporation, any shareholder or any other Person for any action taken or omitted to be taken under this Article 10. In particular, without creating any liability to any Person, the Board may distinguish between shareholders in connection with any Request under this Article 10.

3.
The foregoing amendment was approved by, and proposed and recommended to the corporation’s shareholders, by the Board of Directors on August 25, 2014, and approved by the shareholders on _______________, 2014, in accordance with the provisions of Chapter 55 of the North Carolina General Statutes.

4.	These Articles of Amendment will become effective upon filing.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _____________, 2014.

FOUR OAKS FINCORP, INC.

By:	/s/

Appendix B

Tax Asset Protection Plan

TAX ASSET PROTECTION PLAN

dated as of

August 18, 2014

between

FOUR OAKS FINCORP, INC.

and

REGISTRAR AND TRANSFER COMPANY

as Rights Agent

TAX ASSET PROTECTION PLAN

Table of Contents

ARTICLE I DEFINITIONS		B-1
1.1	Definitions	B-1

ARTICLE II THE RIGHTS		B-5
2.1	Summary of Rights	B-5
2.2	Legend	B-5
2.3	Exercise of Rights; Separation of Rights	B-6
2.4	Adjustments to Exercise Price; Number of Rights	B-7
2.5	Date on Which Exercise is Effective	B-8
2.6	Execution, Authentication, Delivery and Dating of Rights Certificates	B-8
2.7	Registration, Registration of Transfer and Replacement	B-9
2.8	Mutilated, Destroyed, Lost and Stolen Rights Certificates	B-9
2.9	Persons Deemed Owners	B-10
2.10	Delivery and Cancellation of Certificates	B-10
2.11	Agreement of Rights Holders	B-10

ARTICLE III ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS		B-11
3.1	Flip-in	B-11

ARTICLE IV THE RIGHTS AGENT		B-13
4.1	General	B-13
4.2	Merger or Consolidation or Change of Name of Rights Agent	B-14
4.3	Duties of Rights Agent	B-14
4.4	Change of Rights Agent	B-16

ARTICLE V MISCELLANEOUS		B-16
5.1	Redemption	B-16
5.2	Expiration	B-17
5.3	Process to Seek Exemption	B-17
5.4	Issuance of New Rights Certificates	B-18
5.5	Supplements and Amendments	B-18
5.6	Fractional Shares	B-18
5.7	Rights of Action	B-18
5.8	Holder of Rights Not Deemed a Shareholder	B-18
5.9	Notices	B-19
5.10	Suspension of Exercisability or Exchangeability	B-19
5.11	Costs of Enforcement	B-19
5.12	Successors	B-19
5.13	Benefits of this Agreement	B-19
5.14	Determination and Actions by the Board of Directors, etc.	B-20
5.15	Descriptive Headings; Section References	B-20
5.16	Governing Law; Exclusive Jurisdiction	B-20
5.17	Counterparts	B-21
5.18	Severability	B-21
5.19	Withholding Rights	B-21
5.20	Force Majeure	B-21

EXHIBITS
Exhibit A	Form of Rights Certificate (together with Form of Election to Exercise)
Exhibit B	Summary of Rights
Exhibit C	Articles of Amendment

B-ii

TAX ASSET PROTECTION PLAN

TAX ASSET PROTECTION PLAN (as amended from time to time, this “Agreement”), dated as of August 18, 2014, between FOUR OAKS FINCORP, INC., a North Carolina corporation (including any successor hereunder, the “Company”), and REGISTRAR AND TRANSFER COMPANY, as Rights Agent (the “Rights Agent,” which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have certain net operating losses and certain other tax attributes (collectively, “NOLs”) for United States federal income tax purposes, (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the Company’s ability to utilize such NOLs, and (c) in furtherance of such objective, the Company desires to enter into this Agreement;

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) authorized as of August 15, 2014, the adoption of this Agreement, to among other things, preserve the Company’s availability to utilize its NOLs, which the Board of Directors believes is necessary and in the best interests of the Company and its stockholders;

WHEREAS, the Board of Directors has (a) authorized and declared a dividend of one right (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on August 19, 2014 (the “Record Time”) upon the terms and subject to the conditions set forth in the Agreement, and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.4, each share of Common Stock issued after the Separation Time;

WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, at or after the Separation Time, to purchase securities or assets of the Company pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock at any time after the first public announcement of this Agreement; provided, however, that the term “Acquiring Person” shall not include (i) any Grandfathered Person, (ii) any Person who becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Agreement solely as a result of (A) an acquisition by the Company of shares of Common Stock or (B) an acquisition directly from the Company in a transaction that duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Agreement, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock, (iii) any Person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock (or has inadvertently failed to continue to qualify as a Grandfathered Person), if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock (or, in the case of any Person who inadvertently failed to continue to qualify as a Grandfathered Person, the Common Stock that caused such Person to so fail to qualify as a Grandfathered Person) or (iv) any Person determined by the Board of Directors to be an “Exempt Person” in accordance with Section 5.3 for so long as such Person complies with any limitations or conditions required by the Board of Directors in making such determination. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

A Person shall be deemed the “Beneficial Owner,” and to have “Beneficial Ownership” of, and to “Beneficially Own,” any securities (i) which such Person directly owns, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).

A Person shall not be deemed the “Beneficial Owner,” or to have “Beneficial Ownership” of, and to “Beneficially Own,” any security (i) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency” as defined in Section 3(a)(23) of the Exchange Act, (ii) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for payment or exchange, or (iii) solely because such Person or any of such Person’s Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, unless such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

“Agreement” shall have the meaning set forth in the Preamble.

“Board of Directors” shall have the meaning set forth in the Recitals and includes any duly authorized committee thereof.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the state of New York are generally authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m. Eastern time on such date or, if such date is not a Business Day, 5:00 p.m. Eastern time on the next succeeding Business Day.

“Common Stock” shall mean the shares of Common Stock, par value $1.00 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.

“Company” shall have the meaning set forth in the preamble.

                “Election to Exercise” shall have the meaning set forth in Section 2.3(d).

“Excess Shares” shall have the meaning set forth in Section 3.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).

“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $10.00.

“Expansion Factor” shall have the meaning set forth in Section 2.4(a).

“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the sixth anniversary of the date of this Agreement and (iv) the time at which the Board of Directors receives, at the Board of Directors’ request, a report from the Company’s advisors that (A) the NOLs have been utilized in all material respects or are no longer available in any material respect under Section 382 of the Code or any applicable state law, in each case such that any remaining available NOLs are not material relative to the total value of the NOLs to the Company as of the date of this Agreement, or (B) an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period relative to the total value of the NOLS that the Company could use during such time period absent such ownership change, for applicable tax purposes.

“Flip-in Date” shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

                “Grandfathered Person” shall mean (i) any Person who would otherwise qualify as an Acquiring Person as of immediately prior to the first public announcement of this Agreement, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one one-hundreth of one percentage point over such Person’s lowest Percentage Stock Ownership immediately prior to the first public announcement of this Agreement or thereafter, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Common Stock that such Person held as of immediately prior to the first public announcement of this Agreement, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, or (C) any redemption or repurchase of Common Stock by the Company, and (ii) any Person who would otherwise qualify as an Acquiring Person as a result of a redemption or repurchase of Common Stock by the Company, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one one-hundreth of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption or repurchase, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any subsequent redemption or repurchase of Common Stock by the Company.

“Independent Directors” shall mean those members of the Board of Directors who meet the criteria for independent directors under the listing rules of NASDAQ and any other applicable laws, rules and regulations regarding independence in effect from time to time.

“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the NYSE or, if the securities are not listed on the NYSE, as reported on the NASDAQ Stock Market or, if the securities are not listed on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair market value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

“NASDAQ” shall mean the Nasdaq Stock Market.

“NOLs” shall have the meaning set forth in the Recitals.

“NYSE” shall mean the New York Stock Exchange.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) and other pertinent Internal Revenue Service guidance; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Common Stock held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

“Preferred Stock” shall mean the Series A Preferred Stock, of the Company, having the terms set forth in the articles of amendment attached hereto as Exhibit C.

“Record Time” shall have the meaning set forth in the Recitals.

“Redemption Price” shall mean an amount equal to $0.01 per share.

“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

“Right” shall have the meaning set forth in the Recitals.

“Rights Agent” shall have the meaning set forth in the Preamble.

“Rights Certificate” shall have the meaning set forth in Section 2.3(c).

“Rights Register” shall have the meaning set forth in Section 2.7(a).

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Separation Time” shall mean the next Business Day following the earlier of (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Agreement.

“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

“Trading Day,” when used with respect to any securities, shall mean a day on which the NYSE is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

“Trading Regulation” shall have the meaning set forth in Section 2.3(c).

“Trust” shall have the meaning set forth in Section 3.1(c).

“Trust Agreement” shall have the meaning set forth in Section 3.1(c).

“Vice President,” when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

ARTICLE II
THE RIGHTS

2.1           Summary of Rights. As soon as practicable after the Record Time, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.

2.2           Legend. Certificates for the Common Stock or, in the case of uncertificated Common Stock registered in book entry form, by notation in accounts reflecting the ownership of such Common Stock, issued on or after the Record Time but prior to the earlier of the Separation Time or the Expiration Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form (but the failure to have such legend so impressed, printed, written or otherwise affixed shall not affect the status or validity of the Rights evidenced by such shares of Common Stock):

Until the Separation Time (as defined in the Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Asset Protection Plan, dated as of August 18, 2014 (as such may be amended or replaced from time to time, the “Agreement”), between Four Oaks Fincorp, Inc. (the “Company”) and Registrar and Transfer Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate thereof, as such terms are defined in the Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Agreement to the holder of this certificate without charge after the receipt of a written request therefor.

Certificates representing shares of Common Stock that are issued and outstanding at the Record Time shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

If the Common Stock issued on or after the Record Time but prior to the Separation Time shall be uncertificated, the registration of such Common Stock on the stock transfer books of the Company shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that holds such Common Stock a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation will have impressed, printed, written or stamped thereon or otherwise affixed thereto the above legend. The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge, after the receipt of a written request therefor.

2.3           Exercise of Rights; Separation of Rights.

(a)           Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock.

(b)           Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and any confirmation thereof provided for in Section 2.2), together, in the case of Common Stock issued and outstanding at the Record Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

(c)           Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, (i) the Rights may be exercised pursuant to Section 2.3(d) below; (ii) the Rights may be transferred independent of shares of Common Stock and (iii) the Rights Agent will, if requested by the Company and provided with all necessary information, mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b).

(d)           Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly executed and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

(e)           Upon receipt of a Rights Certificate, with a properly completed and duly executed Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocably authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.6 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

(f)           In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)           The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

(h)           Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).

2.4           Adjustments to Exercise Price; Number of Rights.

(a)           In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (A) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (B) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.4.

(b)           In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

(c)           Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one hundredth of a cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.  The Rights Agent shall be fully protected in relying upon any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such certificate.

(d)           Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

2.5           Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

2.6           Execution, Authentication, Delivery and Dating of Rights Certificates.

(a)           The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually or by facsimile countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). Until the notice provided for in this Section 2.6(a) is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Separation Time has not occurred.  No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.

(b)           Each Rights Certificate shall be dated the date of countersignature thereof.

2.7           Registration, Registration of Transfer and Replacement.

(a)           After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

                        After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or replacement of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and 2.7(d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(b)           Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or replacement of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)           Every Rights Certificate surrendered for registration of transfer or replacement shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

(d)           The Company shall not register the transfer or replacement of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

2.8           Mutilated, Destroyed, Lost and Stolen Rights Certificates.

(a)           If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in replacement therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)           If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)           As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)           Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.9           Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or notice of transfer, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

2.10          Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

2.11          Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a)           prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

(b)           after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(c)           prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d)           Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;

(e)           this Agreement may be supplemented or amended from time to time in accordance with its terms;

(f)           the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.14; and

(g)           notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency commission, or any statute, rule regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE III
ADJUSTMENTS TO THE RIGHTS
IN THE EVENT OF CERTAIN TRANSACTIONS

3.1           Flip-in.

(a)           In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or 2.4(b), or any analogous event, shall have occurred with respect to the Common Stock); provided, however, that in connection with any exercise effective pursuant to this Section 3.1(a), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.9% of the then-outstanding Common Stock. If a holder would, but for the immediately preceding proviso, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of in excess of 4.9% of the then-outstanding Common Stock (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.

(b)           Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date by an Acquiring Person or an Affiliate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates (or former Beneficial Owners and their Affiliates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.

(c)           The Board of Directors may, at its option, at any time after a Flip-in Date, and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in the event that after the Separation Time any of the events described in Section 2.4(a) or 2.4(b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).

Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 3.1(c), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.9% of the then-outstanding Common Stock. If a holder would, but for the immediately preceding proviso, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date the Board of Directors effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.

Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the Close of Business on the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company) and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.

(d)           Whenever the Company shall become obligated under Section 3.1(a) or 3.1(c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.

(e)           In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either (i) call a meeting of shareholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be or necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (A) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (1) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (2) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (B) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (A) or (B) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

(f)           The Company may, but shall not be required to, make such changes in the Exercise Price, in addition to those required by Section 3.1(a), as the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

ARTICLE IV
THE RIGHTS AGENT

4.1           General.

(a)           The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.  If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents will be as the Company determines.

 (b)           The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution or administration of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the administration of this Agreement or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.   The provisions of this Section 4.1 and Section 4.3 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights, and the resignation, replacement or removal of the Rights Agent.

4.2           Merger or Consolidation or Change of Name of Rights Agent.

(a)           Any corporation into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any corporation resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any party hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)           If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3           Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered, or omitted to be taken, by it in good faith and in accordance with such advice or opinion.

(b)           Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the President or any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)           The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).  Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)           The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)           The Rights Agent will not have any liability for and will not be responsible (i) in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof), (ii) for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate, (iii) for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment).  The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Rights Certificates or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f)           The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                        (g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

                        (h)           The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

                        (i)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders or Rights resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

                        (j)           No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                        (k) If, with respect to any Rights Certificates surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

                        (l) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Rights Certificates or certificate for Common Stock or for other securities of the Company, instrument or assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.4           Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice to the Company and, in the event that the Rights Agent is not also the transfer agent for the Company, to each transfer agent of the Common Stock and Preferred Stock. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and after a Separation Date, to the holders of the Rights Certificates. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificates for inspection by the Company), then the registered holder of any Rights Certificates may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which, when combined with its affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in Section 4.4(a). After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to a Separation Date, mail a notice thereof to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V
MISCELLANEOUS

5.1           Redemption.

(a)           The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b)           Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

(c)           The Independent Directors will evaluate this Agreement at least every three years to determine whether it continues to be in the best interests of the Company’s shareholders.

5.2           Expiration. The Rights and this Agreement shall expire at the Expiration Time, and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

5.3           Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person beneficially owning 4.5% or more of the then-outstanding Common Stock (or, in the case of an Grandfathered Person, additional shares of Common Stock) (a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under the definition of Acquiring Person hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.9% or more of the then-outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board of Directors with respect thereto, unless the information contained in the Exemption Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Independent Directors who are also independent of the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such Independent Directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving an Exemption Request as provided in this Section 5.3 of any proposed acquisition that, together with other transactions contemplated by the Board of Directors, does not cause any aggregate increase in the Beneficial Ownership of Persons with Beneficial Ownership of 4.9% or more of (i) the Common Stock then outstanding or (ii) any class of stock (as defined for purposes of Section 382 of the Code, or “Stock”) (other than Common Stock) then outstanding (a “Five Percent Shareholder”) (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Shareholders (as determined immediately before the proposed acquisition) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code.

5.4           Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights), in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate of an Acquiring Person or any transferee of any of the foregoing.

5.5           Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights in any respect. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company, upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Agreement; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, or obligations under this Agreement.

5.6           Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (i) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (ii) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

5.7           Rights of Action. Subject to the terms of this Agreement (including Sections 3.1(b), 5.10 and 5.14), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, the Board of Directors of the Company or the Company, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.8           Holder of Rights Not Deemed a Shareholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

5.9           Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by overnight delivery or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                Four Oaks Fincorp, Inc.
                P.O. Box 309
                Four Oaks, North Carolina 27524
                Attention: Chief Financial Officer

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by overnight delivery or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                Registrar and Transfer Company
                c/o Computershare Trust Company, N.A.
                480 Washington Boulevard, 29th Floor
                Jersey City, New Jersey 07310
                Attention: Client Services

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given on the date of mailing, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.

5.10          Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.

                 Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

5.11          Costs of Enforcement. The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder’s rights pursuant to any Rights or this Agreement.

5.12          Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13          Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.14          Determination and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration or implementation of this Agreement, including the right to determine the Rights to be null and voided pursuant to Section 3.1(b), after taking into account the purpose of this Agreement and the Company’s interest maintaining an orderly trading market in the outstanding shares of Common Stock. All such actions, interpretations and determinations done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons.

5.15          Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

5.16          Governing Law; Exclusive Jurisdiction.

(a)           THIS AGREEMENT, EACH RIGHT, AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NORTH CAROLINA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NORTH CAROLINA; EXCEPT THAT THE RIGHTS, DUTIES AND OBLIGATIONS OF THE RIGHTS AGENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

(b)           THE COMPANY, ANY SHAREHOLDER, EACH HOLDER OF RIGHTS OR ANY OTHER PARTY WHO MAY SEEK TO HAVE ANY DISPUTE, CONTROVERSY, OR CLAIM WHATSOEVER REGARDING, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT, ANY RIGHT, OR ANY RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL SEEK TO HAVE SUCH DISPUTE RESOLVED FINALLY AND EXCLUSIVELY IN THE WAKE COUNTY SUPERIOR COURT OF NORTH CAROLINA BY A SPECIAL SUPERIOR COURT JUDGE FOR COMPLEX BUSINESS CASES OF THE NORTH CAROLINA BUSINESS COURT, WHICH COURT SHALL HAVE EXCLUSIVE JURISDICTION AND BE THE EXCLUSIVE VENUE TO HEAR ANY SUCH DISPUTE. PURSUANT TO THE PROCEDURES SET FORTH IN N.C. GEN. STAT. SECTION 7A-45.4, ANY PARTY INITIATING SUCH A DISPUTE IRREVOCABLY AGREES TO DESIGNATE SUCH DISPUTE AS A MANDATORY COMPLEX BUSINESS CASE AT THE EARLIEST TIME POSSIBLE. THE COMPANY AND EACH HOLDER OF RIGHTS OR ANY PARTY INITIATING SUCH A DISPUTE IRREVOCABLY SUBMITS TO THE MANDATORY EXCLUSIVE JURISDICTION AND VENUE OF THE NORTH CAROLINA BUSINESS COURT SITTING IN WAKE COUNTY, NORTH CAROLINA, IN CONNECTION WITH ACTIONS FOR EQUITABLE RELIEF OR IN CONNECTION WITH ANY OTHER RELIEF SOUGHT. THE COMPANY AND EACH HOLDER OF RIGHTS OR ANY PARTY TO SUCH A DISPUTE WAIVES AND AGREES NOT TO PLEAD OR CLAIM ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT, WAIVES AND AGREES NOT TO SEEK REMOVAL OF SUCH CASE TO FEDERAL COURT, AND FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW HAVE OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY RIGHT, OR ANY RIGHTS CERTIFICATE ISSUED HEREUNDER IN THE NORTH CAROLINA BUSINESS COURT SITTING IN WAKE COUNTY, NORTH CAROLINA. IF THE COURTS OF THE UNITED STATES OF AMERICA SHOULD HAVE EXCLUSIVE JURISDICTION OVER ANY OTHER RIGHT OR CAUSE OF ACTION OF THE COMPANY AND EACH HOLDER OF RIGHTS OR ANY OTHER SUCH PARTY, THEN ONLY FOR SUCH RIGHT OR CAUSE OF ACTION, JURISDICTION AND VENUE SHALL LIE EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY, THE TERMS OF THIS SECTION 5.16(B) SHALL BE INAPPLICABLE TO THE RIGHTS AGENT.

5.17          Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

5.18          Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable; provided, however, that if any such excluded term or provision shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

5.19          Withholding Rights. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

5.20          Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FOUR OAKS FINCORP, INC.

By:	/s/ Ayden R. Lee, Jr.
	Name:	Ayden R. Lee, Jr.
	Title:	Chairman, Chief Executive Officer, and President

REGISTRAR AND TRANSFER COMPANY

By:	/s/ Nicola Giancaspro
	Name:	Nicola Giancaspro
	Title:	Vice President

EXHIBIT A

Form of Rights Certificate

Certificate No. W-	____________Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS PLAN. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

Rights Certificate

FOUR OAKS FINCORP, INC.

This certifies that _______________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Tax Asset Protection Plan, dated as of August 18, 2014 (as amended from time to time, the “Rights Plan”), between FOUR OAKS FINCORP, INC., a North Carolina corporation (the “Company”), and REGISTRAR AND TRANSFER COMPANY, as Rights Agent (the “Rights Agent,” which term shall include any successor Rights Agent under the Rights Plan), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Plan) and prior to the Expiration Time (as such term is defined in the Rights Plan), one one-thousandth of a fully paid share of Series A Preferred Stock (the “Preferred Stock”), of the Company (subject to adjustment as provided in the Rights Plan) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the office of the Rights Agent designated for such purpose. The Exercise Price shall initially be $10.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Plan.

In certain circumstances described in the Rights Plan, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of the Company other than Common Stock, Preferred Stock or assets of the Company, all as provided in the Rights Plan.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Plan are on file at the principal office of the Company and are available without cost upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Plan, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock (or one one-thousandth of a share of Preferred Stock) per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Plan.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholder (except as provided in the Rights Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

ATTEST:	FOUR OAKS FINCORP, INC.

By
Secretary	Title:

Countersigned:

REGISTRAR AND TRANSFER COMPANY

By
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
 holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto

(Please print name

and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:	,

Signature Guaranteed:
Signature
(Signature must correspond to name
as written upon the face of this
Rights Certificate in every particular,
without alteration or enlargement or
any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Rights Plan).

Signature

NOTICE

     In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Rights Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
 exercise the Rights Certificate.)

TO: FOUR OAKS FINCORP, INC.

The undersigned hereby irrevocably elects to exercise ____________________ Rights represented by the attached Rights Certificate to purchase the shares of Series A Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Address:

Social Security or Other Taxpayer
Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Address:

Social Security or Other Taxpayer
Identification Number:

Dated:	,

Signature Guaranteed:
Signature
(Signature must correspond to name
as written upon the face of this
Rights Certificate in every particular,
without alteration or enlargement or
any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Rights Plan).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Rights Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

Exhibit B

Summary of Rights

On August 15, 2014, the Board of Directors of Four Oaks Fincorp, Inc. (the “Company”), declared a dividend of one right (a “Right”) for each outstanding share of common stock, par value $1.00 per share (the “Common Stock”), of the Company to stockholders of record on August 19, 2014 (the “Record Time”), and authorized the issuance of one Right (as such number may be adjusted from time to time) for each share of Common Stock issued between the Record Time and the Separation Date (as defined below). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock of the Company (the “Preferred Stock”) at a price of $10.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), subject to adjustment. The description and terms of the Rights are set forth in a Tax Asset Protection Plan (the “Rights Agreement”) between the Company and Registrar and Transfer Company, as Rights Agent (the “Rights Agent”).

Separation Date; Exercisability

Initially, the Rights will be attached to all Common Stock (whether in book-entry, certificated or uncertificated form) issued and outstanding and the Rights will be owned by the registered holder of the Common Stock, and no separate Rights certificates will be issued. Separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of all Common Stock as of the close of business on the business day that follows the earlier of (i) date of a public announcement that a person or group of affiliated persons has acquired beneficial ownership of, or the right to obtain beneficial ownership of, 4.9% or more of the Common Shares (such person or group being referred to as an “Acquiring Person” and such date being referred to as a “Flip-In Date”), or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors taken before the date otherwise would have occurred) after the date of the commencement of a tender offer or exchange offer that would result in a person or group (i.e., an Acquiring Person) beneficially owning 4.9% or more of the Common Shares (the earlier of such dates being the “Separation Time”).

The Rights Agreement provides that, until the Separation Time (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Stock and (ii) certificates or book-entry statements with respect to new Common Share certificates issued after the Record Time upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference.

The Rights are not exercisable until the Separation Time. The Rights will expire on August 18, 2020 or upon the occurrence of certain other circumstances described in the Rights Agreement (the “Expiration Time”), unless the Expiration Time is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Acquiring Person

The Rights Agreement defines the term “Acquiring Person” generally to mean any person who, together with all affiliates and associates of such person, is or becomes the beneficial owner of 4.9% or more of the Common Stock at any time after the first public announcement of the Rights Agreement.  However, that definition does not generally include (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan, (ii) any person who or which currently owns 4.9% or more of the Common Stock outstanding, until such time as such person beneficially owns additional shares, (iii) any person who or which becomes the beneficial owner of 4.9% or more of the Common Stock then outstanding solely as a result of as the result of (A) a reduction in the outstanding Common Stock resulting from acquisition of Common Stock by the Company or (B) an acquisition directly from the Company in a transaction that duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person, (iv) any person who the Board of Directors determines, in its sole discretion, has inadvertently become the beneficial owner of 4.9% or more of the outstanding shares of Common Stock, or (v) any person determined by the Board of Directors to be an exempt person in accordance with the terms of the Rights Agreement.

Flip-In

Upon the Company’s public announcement that a person or group has become an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or in some instances, other similar securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

Exchange

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange all (but not less than all) of the outstanding Rights (other than Rights owned by such person or group which will have become void), at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

Redemption

At any time prior to the existence of an Acquiring Person, the Board of Directors of the Company may redeem all (but not less than all) of the outstanding Rights at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time on such basis as the Board of Directors may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

Generally, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company and the Rights Agent at any time without the approval of any holders of Rights in any respect.

Adjustment

The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are subject to adjustment under certain circumstances.

Preferred Stock

Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.  While the distribution of the Rights is not includable in a stockholder’s taxable income for federal income tax purposes under U.S. law, stockholders may, depending on the circumstances, recognize taxable income in the event that the Rights become exercisable for Preferred Stock (or other securities).

Further Information

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed August 19, 2014.  A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Exhibit C
Articles of Amendment to
Articles of Incorporation of
Four Oaks Fincorp, Inc.

Pursuant to Sections 55-6-02(b) of the North Carolina Business Corporation Act, the undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1.           The name of the corporation is Four Oaks Fincorp, Inc.

2.           The Articles of Incorporation of the corporation are hereby amended by inserting a new Paragraph (c) of Article 3 as follows:

               “(c)           Designation of Series. There is hereby designated a class of Series A Preferred Stock (the “Series A Preferred Stock”) consisting of 40,000 of the authorized shares of Preferred Stock.  Such number of shares of the Series A Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of Series A Preferred Stock then outstanding plus the number of shares of Series A Preferred Stock issuable upon exercise or conversion of outstanding rights, options or other securities issued by the corporation.

(1)	Dividends and Distributions.

                A. Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular quarterly dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of the Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the Multiplier Number times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (i) a dividend payable in shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) or (ii) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. As used herein, the “Multiplier Number” shall be 1,000; provided that if, at any time after August 15, 2014, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin- offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of the Series A Preferred Stock shall be in the same economic position as prior to such event.

                B. The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Paragraph (c)(1)(A) of this Article 3 immediately after it declares a dividend or distribution on the Common Stock (other than as described in Paragraphs (c)(1)(A)(i) and (c)(1)(A)(ii) of this Article 3).

                C. Dividends, to the extent payable as provided in Paragraphs (c)(1)(A) and (c)(1)(B) of this Article 3, shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issuance of such shares of Series A Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of the Series A Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of the Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of the Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

(2)           Voting Rights.  In addition to any other voting rights required by law, the holders of the Series A Preferred Stock shall have the following voting rights:

                A. Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of shareholders of the corporation.

                B. Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of shareholders of the corporation.

                C. The articles of incorporation of the corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series A Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class.

                D. Except as otherwise expressly provided herein, holders of the Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(3)	Certain Restrictions.

                A.  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Paragraph (c)(1)(A) of this Article 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of the Series A Preferred Stock shall have been paid in full, the corporation shall not:  (i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock; (ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock; provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock; or (iv) redeem, purchase or otherwise acquire for value any shares of the Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                B. The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for value any shares of stock of the corporation unless the corporation could, under Paragraph (c)(3)(A) of this Article 3, purchase or otherwise acquire such shares at such time and in such manner.

(4)           Reacquired Shares.  Any shares of the Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the articles of incorporation of the corporation or as otherwise permitted under North Carolina law.

(5)           Liquidation, Dissolution and Winding-up.  Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of the Series A Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times (y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

(6)           Consolidation, Merger, etc.   If the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of the Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

(7)           No redemption.  The Series A Preferred Stock shall not be redeemable.

(8)           Rank.  The Series A Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters.

(9)           Fractional Shares.  The Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of the Series A Preferred Stock.”

3.	The date of the adoption of the amendment was August 15, 2014.

4.
The amendment was duly adopted by the Board of Directors and did not require approval by the shareholders in accordance with Paragraph (b)(2) of Article 3 of the Articles of Incorporation of the corporation, as amended, and Section 55-6-02 of the North Carolina Business Corporation Act.

5.	These Articles of Amendment will become effective upon filing.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of August, 2014.

FOUR OAKS FINCORP, INC.

By:	/s/

REVOCABLE PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FOUR OAKS FINCORP, INC.
FOR THE SPECIAL MEETING OF SHAREHOLDERS.

         The undersigned hereby appoints Ayden R. Lee, Jr. and Dr. R. Max Raynor, Jr. as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of said Company to be held in the cafeteria of Four Oaks Elementary School, located at 180 W. Hatcher Street, Four Oaks, North Carolina on Monday, October 27, 2014 at 7:00 p.m., local time, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below as more particularly described in the Company’s proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposals, place an X in the appropriate box provided on the reverse side. The Board recommends a vote “FOR” proposals #1 and #2 listed on the reverse side.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE
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FOUR OAKS FINCORP, INC. -- SPECIAL MEETING, OCTOBER 27, 2014

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:
http://www.cfpproxy.com/5662sm

You can vote in one of three ways:

1. Call toll free 1-855-668-4176 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/fofn and follow the instructions.

or

3. Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy
FOUR OAKS FINCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 27, 2014

1.
Approval of an amendment to the Articles of Incorporation that will restrict certain transfers of the Company’s capital stock in order to preserve the tax treatment of certain net operating losses and other tax benefits

[  ]           FOR

[  ]           AGAINST

[  ]           ABSTAIN

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2.	Ratification of the Tax Asset Protection Plan, dated as of August 18, 2014, between the Company and Registrar and Transfer Company, as Rights Agent

[  ]           FOR

[  ]           AGAINST

[  ]           ABSTAIN

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS #1 AND #2, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

NOTE: Please sign your name exactly as it appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.

Please be sure to date and sign
this proxy card in the box below.         Date __________________

                -----------------------------------------------
                         Shareholder sign above

***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

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FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

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PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note that telephone and Internet votes must be cast prior to 3 a.m, October 27, 2014. It is not necessary to return this proxy card if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., October 27, 2014:
1-855-668-4176

Vote by Internet

Anytime prior to 3 a.m., October 27, 2014, go to http://www.rtcoproxy.com/fofn

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE SPECIAL MEETING MATERIALS:  www.cfpproxy.com/5662sm
Your vote is important!        Control Number _______